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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            JUNE 1, 1999
                                                -------------------------------


                                 CALL NOW, INC.
             (Exact name of registrant as specified in its charter)


           FLORIDA                      0-27160                 65-0337175
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                 File No.)            Identification No.)


               10803 GULFDALE, SUITE 222, SAN ANTONIO, TEXAS 78216
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       Registrant's telephone number, including area code (210) 349-4141
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Item 4.     Changes in Registrant's Certifying Accountant.

(c)(1)(i)

            The registrant's accountants, BDO Seidman, LLP ("BDO Seidman"), declined, effective June 1, 1999, to be engaged to audit the registrant's financial statements for the fiscal year ended December 31, 1998.

            BDO Seidman's report on the registrant's financial statements for the two most recent fiscal years ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

            As of December 31, 1997 and during the registrant's two most recent fiscal years ended December 31, 1997 and the subsequent periods preceding the resignation of BDO Seidman, there were no disagreements with BDO Seidman on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreements in connection with its reports.

            The Company has appointed the firm of Clyde Bailey P.C. in San Antonio, Texas as the new principal audit firm for the year ended December 31, 1998.

            The Registrant will be delayed in filing its Form 10-KSB for the year ended December 31, 1998.

Item 7.     Financial Statements and Exhibits

            (c) Exhibits

            Exhibit 16.1 - Letter regarding change in certifying accountants.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CALL NOW, INC.



                                               By: /s/ William M. Allen
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June 11, 1999                                      William M. Allen
                                                   Chairman